                                Filed with the Securities and Exchange Commission on September 28, 2007
                                                                                                       File Nos. 333-141909
=======================================================================================================================================
                                                                                                                  811-09327

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM N-4
                                        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                    Post-Effective Amendment No. 1
                                                                  and
                                    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                    Post-Effective Amendment No. 79

                                            ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                                      (Exact Name of Registrant)

                                                    ALLSTATE LIFE INSURANCE COMPANY
                                                          (Name of Depositor)

                                                           3100 SANDERS ROAD
                                                      NORTHBROOK, ILLINOIS 60062
                                                             847-402-5000
                               (Address and telephone number of depositor's principal executive offices)

                                                          MICHAEL J. VELOTTA
                                         Senior Vice President, Secretary and General Counsel
                                                    ALLSTATE LIFE INSURACE COMPANY
                                        3100 Sanders Road, Suite J5B, Northbrook Illinois 60062
                                          (Name and Address of Agent for Service of Process)

                                                               Copy To:
                                                            ANGELA M. BANDI
                                                           ASSOCIATE COUNSEL
                                        3100 Sanders Road, Suite J5B, Northbrook Illinois 60062

                                      Approximate Date of Proposed Sale to the Public: Continuous

                           It is proposed that this filing become effective:  (check appropriate space)
                                    []  immediately upon filing pursuant to paragraph (b) of Rule 485
                                    [] on __________ pursuant to paragraph (b) of Rule 485
                                    [X] 60 days after filing pursuant to paragraph (a) (i) of Rule 485
                                    [] on                       pursuant to paragraph (a) (i) of Rule 485
                                    [] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485
                                    [] on ______________pursuant to paragraph (a) (ii) of Rule 485

                           If appropriate, check the following box:
                                    [] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                 Title of Securities Being Registered:
            Units of Interest in Allstate Financial Advisors Separate Account I under deferred variable annuity contracts.
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                                                                 Note:

Registrant is filing this Post-Effective Amendment No. 1 to Registration Statement No. 333-141909 to (1) add disclosure regarding
TrueIncome-Highest Daily to reflect enhancements to that program; (2)revise disclosure relating to the election of an Annuity Date;
and (3) add a new Sub-account.  Financial Statements for the Depositor and the Registrant will be included in a subsequent post-effective amendment. Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration
Statement.

                                            Allstate Life Insurance Company

                                   Allstate RetirementAccess Variable Annuity Series

                                      Supplement to Prospectus Dated July 27, 2007
                                           Supplement dated November __, 2007

This  Supplement  should be read and retained  with the current  Prospectus  for your annuity.  This  Supplement is intended to update certain  information in the Prospectus for the variable  annuity you own, and is not intended to be a  prospectus  or offer for any other  variable  annuity  listed  here  that you do not own.  If you would  like another copy of the current Prospectus, please contact us at 1-866-695-2647.

We are issuing this  supplement to announce  certain  changes to TrueIncome,  TrueIncome - Spousal and TrueIncome -
Highest Daily.  We also set forth one  additional  Advanced  Series Trust  portfolio that is being offered as a new variable investment option.  Finally, we describe a change to the Annuity Date provision.

I.       GLOSSARY OF TERMS

o        Page 4:  In the Glossary of Terms, we substitute the following revised definition:

TrueIncome - Highest Daily:  An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Total Protected Withdrawal Value.
Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

II.      ENHANCEMENTS TO TRUEINCOME - HIGHEST DAILY

o        Pages 43-48:  The  following  revises the  description  of  TrueIncome  - Highest  Daily under the "Living
     Benefit Programs" section in the Prospectus:

TRUEINCOME - HIGHEST DAILY

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TrueIncome - Highest Daily is offered as an alternative to TrueIncome and TrueIncome - Spousal. Currently, if
you elect TrueIncome - Highest Daily and subsequently terminate the benefit, you will not be able to re-elect
TrueIncome - Highest Daily, and will have a waiting period until you can elect TrueIncome - Spousal or
TrueIncome. See "Election of and Designations under the Program" below for details. The income benefit under
TrueIncome - Highest Daily currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome - Highest Daily is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death
Benefit). As long as your TrueIncome - Highest Daily is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program.
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We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total
Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Highest Daily, and in  Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

As discussed below, a key component of TrueIncome - Highest Daily is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total
Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the
Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total
Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under
TrueIncome - Highest Daily.

KEY FEATURE--Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under TrueIncome -
Highest Daily.  The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected
Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected
Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect TrueIncome -
Highest Daily. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such
Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

o    the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation
     Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase
     Payment (including any associated credit) made on the Current Valuation Day; and
o    the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected TrueIncome - Highest
Daily (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value.
On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth
Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive
Enhanced Protected Withdrawal Value.  If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

o    200% of the Account Value on the date you elected TrueIncome - Highest Daily;
o    200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected TrueIncome - Highest Daily; and
o    100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected TrueIncome - Highest Daily, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and
therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

KEY FEATURE--Total Annual Income Amount under the TrueIncome - Highest Daily Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under TrueIncome - Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total
Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess
Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below).
Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount
by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity
Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity
Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
(i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and
(iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto
Step-Up to your Total Annual Income Amount, the charge for TrueIncome - Highest Daily has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for
TrueIncome - Highest Daily upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

TrueIncome - Highest Daily does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under TrueIncome - Highest Daily, if
your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.  Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the TrueIncome - Highest Daily or any other fees and charges. Assume the following for all three examples:

o The Issue Date is December 1, 2008
o TrueIncome - Highest Daily is elected on May 2, 2009 and a withdrawal under the benefit is taken on the same day.

Dollar-for-dollar reductions
On May 2, 2009, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of
$6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual
Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2009 and the
Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total
Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total
Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

Account Value before withdrawal                                            $110,000.00
Less amount of "non" excess withdrawal                                      -$3,500.00
Account Value immediately before excess withdrawal of $1,500               $106,500.00

Excess withdrawal amount                                                     $1,500.00
Divided by Account Value immediately before excess withdrawal              $106,500.00
Ratio                                                                            1.41%

Total Annual Income Amount                                                   $6,000.00
Less ratio of 1.41%                                                            -$84.51
Total Annual Income Amount for future Annuity Years                          $5,915.49

Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next
Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1
Valuation Days occur after the excess withdrawal on August 6.

                                                        Highest Quarterly
                                                      Value (adjusted with     Adjusted Total Annual
                                                         withdrawal and       Income Amount (5% of the
            Date*                 Account value       Purchase Payments)**    Highest Quarterly Value)
June 1, 2009                       $118,000.00             $118,000.00               $5,900.00
August 6, 2009                     $120,000.00             $112,885.55               $5,644.28
September 1, 2009                  $112,000.00             $112,885.55               $5,644.28
December 1, 2009                   $119,000.00             $119,000.00               $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter--March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

o        The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of
     $114,500 before the excess withdrawal.
o        This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a
     Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1.
At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total
Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is
$119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income
Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual
Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

BENEFITS UNDER THE TRUEINCOME - HIGHEST DAILY
o        To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under TrueIncome -
         Highest Daily, we will make an additional payment, if any, for that Annuity Year equal to the remaining
         Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual
         Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity
         Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual
         Income Amount, TrueIncome - Highest Daily terminates, and no additional payments will be made.
o        If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving
         Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

         (1) apply your Account Value to any Annuity option available; or
         (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
(1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value.

o        If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
o        Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

Other Important Considerations
o        Withdrawals under TrueIncome - Highest Daily are subject to all of the terms and conditions of the
         Annuity, including any CDSC.
o        Withdrawals made while TrueIncome - Highest Daily is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Highest Daily does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
o        You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily. TrueIncome - Highest Daily provides a guarantee that if your
         Account Value declines due to market performance, you will be able to receive your Total Annual Income
         Amount in the form of periodic benefit payments.
o        Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer
         Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
o        You cannot allocate Purchase Payments or transfer Account Value to a Fixed Rate Option if you elect this benefit.
o        Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an
         Annuity.
o        In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Highest Daily. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
         Subsequent to any change in requirements, transfers of Account Value and allocation of additional
         Purchase Payments may be subject to the new investment limitations.

Election of and Designations under the Program
For TrueIncome - Highest Daily, there must be either a single Owner who is the same as the Annuitant, or if the
Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily.
Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily, except if (a) the new
Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

TrueIncome - Highest Daily can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

Currently, if you terminate TrueIncome - Highest Daily, you will (a) not be permitted to re-elect the benefit and
(b) will be allowed to elect TrueIncome - Spousal or TrueIncome on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Highest Daily was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective TrueIncome - Highest Daily.

Termination of the Program
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii)
upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of TrueIncome - Highest Daily, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Rate Options.

Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth
Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)      your Account Value on the day that you elected TrueIncome - Highest Daily; and
(b)       the sum of each Purchase Payment you made (including any Credits with respect to the X series) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account
Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b)
is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal
Guarantee.

Asset Transfer Component of TrueIncome - Highest Daily
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome -
Highest Daily. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted
Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted
Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate
Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for TrueIncome - Highest Daily. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the asset transfer component of TrueIncome - Highest Daily, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit
Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value)
would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate
Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the
Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage
(currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed
Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate
Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit
Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the
Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily, the ratios we use will be fixed. For newly issued Annuities that elect TrueIncome - Highest Daily and existing Annuities that elect
TrueIncome - Highest Daily, however, we reserve the right to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate
Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

o        Not make any transfer; or
o        If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).  Amounts taken out of the Benefit Fixed Rate
         Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
o        Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit
         Fixed Rate Account.  The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit
         Fixed Rate Account is transferred back to the Permitted Sub-accounts.

If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery.
Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the
Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit
Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause
Account Value to transfer out of the Benefit Fixed Rate Account.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax
Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a
Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total
Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that
Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum
Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth
Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in TrueIncome - Highest
Daily through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

III.  NEW SUB-ACCOUNT

Effective  November  __,  2007,  the  Portfolio  listed  below is being  offered  as a new  Sub-account  under your annuity.  In order to reflect this addition:

     Pages 7-8: In the section of the Prospectus  entitled "Summary of Contract Expenses",  sub-section  "Portfolio
     Annual Expenses", under the heading "Advanced Series Trust", the following Portfolio has been added:

--------------------------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO ANNUAL EXPENSES
                              (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
                                                                                              Acquired              Total Annual
                                             Investment      Other             12b-1          Portfolio
                PORTFOLIO                    Management       Expenses          Fees           Fees &            Portfolio Operating
Advanced Series Trust:                          Fees                                          Expenses
                                                                                                                      Expenses
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------
AST Western Asset Core Plus Bond                0.70%          0.12%         0.00%           0.00%                   0.82%
------------------------------------------ ---------------- ------------- ------------ ------------------- ---------------------------

     Pages 10-17:  The following is being added to the chart in the Prospectus in the section entitled
     "Investment Options":

----------------------- ----------------------------------------------------------------------------------- -------------------------
        STYLE/                                    INVESTMENT OBJECTIVES/POLICIES                                   PORTFOLIO
         TYPE                                                                                                       ADVISOR/
                                                                                                                  SUB-ADVISOR
----------------------- ----------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------------------------------------------------------
      AST FUNDS
-------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------
     Fixed Income      AST  Western  Asset  Core Plus Bond  Portfolio:  seeks to  maximize  total  return, Western Asset Management
                       consistent with prudent investment  management and liquidity needs, by investing to          Company
                       obtain its average  specified  duration.  The  Portfolio's  current  target average duration is generally  2.5 to 7 years.  The  Portfolio  pursues  this  objective by investing in all major fixed income sectors with a bias towards non-Treasuries.
-------------------------------------------------------------------------------------------------------------------------------------

IV.  CHANGE TO ANNUITY DATE PROVISION

Page 22:  In the "MANAGING YOUR ANNUITY" section of each prospectus, under the heading entitled "May I Change the
Owner, Annuitant and Beneficiary Designations?" we delete the third bullet that reads,  "a new Annuitant if the latest Annuity Date would be earlier than prior to the change."

Page 29: In the "ACCESS TO ACCOUNT  VALUE"  section of the  prospectus,  under the heading  entitled "What types of
Annuity Options are Available" we replace the second paragraph with the following:

"You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. For non-qualified annuity contracts, your
Annuity Date must be no later than the first day of the month next following the 95th birthday of the older of the Owner or Annuitant (unless we agree to another date), and certain annuity options may not be available depending on the age of the Owner or Annuitant. For qualified contracts, generally your Annuity Date must be no later than the first day of the month next following the 92nd birthday of the Annuitant (unless we agree to another date) and certain annuity options may not be available depending on the age of the Annuitant. Certain
States may have different requirements, based on applicable laws. Please refer to your Annuity contract."

                                                                PART C

                                                           OTHER INFORMATION

Part C is hereby amended to include the following exhibits and amend items 25 and 27:

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(b) EXHIBITS

4(v) Form of rider for TrueIncome-Highest Daily (enhanced)

9.   Opinion and Consent of Michael J. Velotta, Senior Vice President,
      Secretary and General Counsel of Allstate Life Insurance Company
      regarding the legality of the securities being registered.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address               Positions and Offices with Depositor
David Andrew Bird                                 Director and Senior Vice President
Michael. B. Boyle                                 Director and Senior Vice President
Danny Lyman Hale                                  Director
James E. Hohmann                                  Director, President and Chief Executive Officer
John Carl Lounds                                  Director and Senior Vice President
John C. Pintozzi                                  Director, Senior Vice President and Chief Financial Officer
George E. Ruebenson                               Director
Eric Allen Simonson                               Director, Senior Vice President and Chief Investment Officer
Kevin Rourke Slawin                               Director and Senior Vice President
Michael Joseph Velotta                            Director, Senior Vice President, General Counsel and Secretary
Douglas B. Welch                                  Director and Senior Vice President
Thomas Joseph Wilson, II                          Director and Chairman of the Board
Joseph V. Tripodi                                 Senior Vice President and Chief Marketing Officer
Samuel Henry Pilch                                Group Vice President and Controller
Matthew S. Easley                                 Vice President
Karen Cassidy Gardner                             Vice President
Anson J. Glacy, Jr.                               Vice President
Mary Jovita McGinn                                Vice President and Assistant Secretary
John Eric Smith                                   Vice President
Patricia Wright Wilson                            Vice President
Steven C. Verney                                  Treasurer
Charles Calvin Baggs                              Assistant Vice President
Darryl L. Baltimore                               Assistant Vice President
James Baumstark                                   Assistant Vice President
Karen Burckhardt                                  Assistant Vice President
Laura J. Clark                                    Assistant Vice President
Errol Cramer                                      Assistant Vice President and Appointed Actuary
Lawrence William Dahl                             Assistant Vice President
Sam DeFrank                                       Assistant Vice President - Tax Counsel
Joanne Marie Derrig                               Assistant Vice President and Chief Privacy Officer
Sarah R. Donahue                                  Assistant Vice President
Lisa J. Flanary                                   Assistant Vice President
Douglas Ford Gaer                                 Assistant Vice President
Keith A. Hauschildt                               Assistant Vice President
Ronald A. Johnson                                 Assistant Vice President
Teresa G. Logue                                   Assistant Vice President
Robert L. Park                                    Assistant Vice President and Chief Compliance Officer
Joseph P. Rath                                    Assistant Vice President, Assistant General Counsel and Assistant
                                                  Secretary
Mario Rizzo                                       Assistant Vice President and Assistant Treasurer
Robert A. Shore                                   Assistant Vice President
Mary Springberg                                   Assistant Vice President
Robert E. Transon                                 Assistant Vice President
Timothy Nicholas Vander Pas                       Assistant Vice President
Richard Zaharias                                  Assistant Vice President
Laura R. Zimmerman                                Assistant Vice President
Doris J. Bryant                                   Assistant Secretary
Paul N. Kierig                                    Assistant Secretary
Dean M. Way                                       Illustration Actuary

The principal business address of Mr. Bird is 1776 American Heritage Drive, Jacksonville, Florida 32224.
The principal business address of Mr. Dahl and Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska 68506.   The principal business
address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of September 25, 2007, there were 11 nonqualified  contracts  and 8 qualified contracts.

---------------------------------------------------------------------------------------------------------------------------------------

                                                              SIGNATURES

      As required by the Securities Act of 1933 and the Investment  Company Act of 1940, the Registrant,  Allstate  Financial  Advisors
Separate  Account I has caused this  amended  Registration  Statement  to be signed on its behalf by the  undersigned,  thereunto  duly authorized, all in the Township of Northfield, State of Illinois, on this 28th day of September, 2007.

                                            ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                                                              Registrant

                                                    ALLSTATE LIFE INSURANCE COMPANY

                                                               Depositor

                                                          /s/Michael J. Velotta
                                                          Michael J. Velotta
                                                          Senior Vice President, General Counsel and Secretary

                                                              SIGNATURES

As required by the Securities Act of 1933, this amended  Registration  Statement has been duly signed below by the following persons in the capacities and on the date indicated.
                                                                      Signature and Title
*/David A. Bird                                                       Director and Senior Vice President
David A. Bird

*/Michael B. Boyle                                                    Director and Senior Vice President
Michael B. Boyle

*/Danny L. Hale                                                       Director
Danny L. Hale

*/James E. Hohmann                                                    Director, President and Chief Executive Officer  (Principal
James E. Hohmann                                                      Executive Officer)

*/John C. Lounds                                                      Director and Senior Vice President
John C. Lounds

*/Samuel L. Pilch                                                     Controller and Group Vice President (Principal Accounting
Samuel L. Pilch                                                       Officer)

*/John C. Pintozzi                                                    Director, Senior Vice President and Chief Financial Officer
John C. Pintozzi                                                      (Principal Financial Officer)

*/George E. Reubenson                                                 Director
George E. Reubenson

*/Eric A. Simonson                                                    Director, Senior Vice President and Chief Investment Officer
Eric A. Simonson

*/Kevin R. Slawin                                                     Director and Senior Vice President
Kevin R. Slawin

/s/Michael J. Velotta                                                 Director, Senior Vice President, General Counsel and
Michael J. Velotta

*/Douglas B. Welch                                                    Director and Senior Vice President
Douglas B. Welch

*/Thomas J. Wilson II                                                 Director and Chairman of the Board
Thomas J. Wilson II

*/By:  Michael J Velotta, pursuant to Power of Attorney, previously filed.

                                                               EXHIBITS

4(v) Form of rider for TrueIncome-Highest Daily (enhanced)

9.   Opinion and Consent of Michael J. Velotta, Senior Vice President,
      Secretary and General Counsel of Allstate Life Insurance Company
      regarding the legality of the securities being registered.